UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 20, 2007
NNN Healthcare/Office REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-133652 (Commission File Number)	20-4738467 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200 Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code:      714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Form 8-K, or the Form 8-K, on March 26, 2007, and a Form 8-K/A, Amendment No. 1, on March 28, 2007, reporting our acquisition of a 100% membership interest in NNN Lenox Medical, LLC and NNN Lenox Medical Land, LLC, the entities that own Lenox Office Park Building G and two vacant parcels of land, respectively, or the Lenox property, located in Memphis, Tennessee as described in such Form 8-K. We are filing this Form 8-K/A, Amendment No. 2, to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
The financial statements required by Item 9.01(a) are incorporated herein by reference to pages F-36 through F-40 of Post-Effective Amendment No. 1 to NNN Healthcare/Office REIT, Inc.’s Registration Statement on Form S-11 (File No. 333-133652), which was filed with the Securities and Exchange Commission on April 23, 2007.
(b)	Pro forma financial information.

NNN Healthcare/Office REIT, Inc.

I.	Unaudited Pro Forma Condensed Consolidated Financial Statements	3

II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006	4

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from April 28, 2006 (Date of Inception) through December 31, 2006	5

IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	6

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
for the Period from April 28, 2006 (Date of Inception) through
December 31, 2006 and as of December 31, 2006
     The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 is presented as if we acquired the Southpointe Office Parke and Epler Parke I, or the Southpointe property, Crawfordsville Medical Office Park and Athens Surgery Center, or the Crawfordsville property, The Gallery Professional Building, or the Gallery property, and Lenox Office Park, Building G, or the Lenox property, or collectively the Properties, on December 31, 2006. The properties were acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume these proceeds were raised as of December 31, 2006.
     The accompanying unaudited pro forma condensed consolidated statement of operations for the period from April 28, 2006 (Date of Inception) through December 31, 2006 is presented as if we acquired the Properties on April 28, 2006 (Date of Inception). The properties were acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume these proceeds were raised as of April 28, 2006 (Date of Inception).
     The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities incurred or assumed in connection with the acquisitions and are subject to change.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of December 31, 2006

		Acquisition		Acquisition		Acquisition		Acquisition
		of		of		of		of
	Company	Southpointe		Crawfordsville		Gallery		Lenox		Company
	Historical	Property		Property		Property		Property		Pro
	(A)	(B)		(C)		(D)		(E)		Forma

ASSETS
Real estate investments:
Land	$—	$2,889,002		$698,651		$1,222,696		$1,670,268		$6,480,617
Building and improvements	—	9,962,564		5,435,201		5,298,549		13,601,051		34,297,365

	—	12,851,566		6,133,852		6,521,245		15,271,319		40,777,982
Cash and cash equivalents	202,000	—		—		—		—		202,000
Restricted cash	—	328,714		34,451		636,829		600,519		1,600,513
Prepaid expenses	179,878	—		—		—		24,232		204,110
Due from affiliates	—	—		—		—		44,673		44,673
Identified intangible assets	—	2,802,217		1,075,340		2,671,085		3,247,267		9,795,909
Other assets	3,446	68,262		—		231,104		46,753		349,565

Total assets	$385,324	$16,050,759		$7,243,643		$10,060,263		$19,234,763		$52,974,752

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ (DEFICIT) EQUITY
Liabilities:
Mortgage loan payable	$—	$9,146,000		$4,264,000		$6,000,000		$12,000,000		$31,410,000
Unsecured note payable to affiliate	—	5,115,000		2,385,000		1,000,000		—		8,500,000
Accrued liabilities	61,944	378,354		101,940		32,629		62,153		637,020
Due to affiliates	312,426	512,262		207,000		531,135		—		1,562,823
Security deposits and prepaid rent	—	85,505		25,066		3,572		52,274		166,417
Identified intangible liabilities	—	37,106		—		80,759		—		117,865

Total liabilities	374,370	15,274,227		6,983,006		7,648,095		12,114,427		42,394,125
Commitments and contingencies
Minority interest of limited partner in Operating Partnership	200,000	—		—		—		—		200,000
Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—		—		—		—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 20,200 shares issued and outstanding	162	877(F	)	294(F	)	2,726(F	)	8,046(F	)	12,105
Additional paid-in capital	52,563	775,655(F	)	260,343(F	)	2,409,442(F	)	7,112,290(F	)	10,610,293
Accumulated deficit	(241,771)	—		—		—		—		(241,771)

Total stockholders’ (deficit) equity	(189,046)	776,532		260,637		2,412,168		7,120,336		10,380,627

Total liabilities, minority interest and stockholders’ (deficit) equity	$385,324	$16,050,759		$7,243,643		$10,060,263		$19,234,763		$52,974,752

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Period from April 28, 2006 (Date of Inception) through December 31, 2006

		Acquisition of		Acquisition of		Acquisition of		Acquisition of
	Company	Southpointe		Crawfordsville		Gallery		Lenox		Company
	Historical (G)	Property (H)		Property (I)		Property (J)		Property (K)		Pro Forma
Rental and other income	$—	$1,172,872	(L)	$563,701	(L)	$1,449,026	(L)	$1,546,288	(L)	$4,731,887

Rental expenses	—	105,567		105,567		485,879		351,890		1,048,903
Property taxes and assessments	—	255,797		62,258		97,447		25,715		441,217
Insurance	—	4,737		2,030		31,805		25,038		63,610
Management fees	—	51,138	(M)	18,969	(M)	57,683	(M)	61,851	(M)	189,641
General and administrative	241,771	126,966	(N)	59,471	(N)	238,911	(N)	350,194	(N)	1,017,313
Interest expense	—	375,832	(O)	175,505	(O)	245,807	(O)	473,517	(O)	1,270,661
Depreciation and amortization	—	823,680	(L)	190,165	(L)	702,072	(L)	1,138,831	(L)	2,854,748

	241,771	1,743,717		613,965		1,859,604		2,427,036		6,886,093

Loss from continuing operations	$(241,771)	$(570,845)		$(50,264)		$(410,578)		$(880,748)		$(2,154,206)

Loss per share — basic and diluted continuing operations	$(149.03)									$(1.80)

Weighted — average number of common shares outstanding — basic and diluted	1,622	87,744	(P)	29,450	(P)	272,561	(P)	804,558	(P)	1,195,935

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006.
(A) As reported in our December 31, 2006 Annual Report on Form 10-K.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/ Office REIT Holdings, L.P. in connection with the acquisition of NNN Southpointe, LLC. The purchase price of $14,800,000, plus closing costs and acquisition fees, was financed through the assumption of an existing mortgage loan payable of $9,146,000 on the property with LaSalle Bank National Association, or LaSalle, under a secured 10-year, fixed rate, 6.113% per annum, interest-only loan and approximately $5,115,000 of the proceeds from a $7,500,000, six month, unsecured, 6.86% per annum, interest-only loan with NNN Realty Advisors, Inc., or NNN Realty Advisors, or our Sponsor, and the net proceeds from the issuance of approximately 87,744 shares of common stock from our initial public offering. An acquisition fee of $444,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate. The purchase price allocations are preliminary and are subject to change.
(C) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/ Office REIT Holdings, L.P. in connection with the acquisition of NNN Crawfordsville, LLC. The purchase price of $6,900,000, plus closing costs and acquisition fees, was financed through the assumption of an existing mortgage loan payable of $4,264,000 on the property with LaSalle under a secured 10-year, fixed rate, 6.123% per annum, interest-only loan and approximately $2,385,000 of the proceeds from a $7,500,000, six month, unsecured, 6.86% per annum, interest-only loan with NNN Realty Advisors and the net proceeds from the issuance of approximately 29,450 shares of common stock from our initial public offering. An acquisition fee of $207,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate. The purchase price allocations are preliminary and are subject to change.
(D) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/ Office REIT Holdings, L.P. in connection with the acquisition of NNN Gallery Medical, LLC. The purchase price of $8,800,000, plus closing costs and acquisition fees, was financed through the assumption of an existing mortgage loan payable of $6,000,000 on the property with LaSalle under a secured 10-year, fixed rate, 5.76% per annum, interest-only loan and a $1,000,000 six month, unsecured, 6.84% per annum, interest-only loan with NNN Realty Advisors and the net proceeds from the issuance of approximately 272,561 shares of common stock from our initial public offering. An acquisition fee of $264,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate. The purchase price allocations are preliminary and are subject to change.
(E) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/ Office REIT Holdings, L.P. in connection with the acquisition of NNN Lenox Medical, LLC and NNN Lenox Medical Land, LLC. The purchase price of $18,500,000, plus closing costs and acquisition fees, was financed through the assumption of an existing mortgage loan payable of $12,000,000 on the property with LaSalle under a secured 10-year, fixed rate, 5.88% per annum, interest-only loan through February 1, 2011 and the net proceeds from the issuance of approximately 804,558 shares of common stock from our initial public offering. An acquisition fee of $555,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate. The purchase price allocations are preliminary and are subject to change.
(F) The properties were acquired using proceeds, net of offering costs, received from our Offering through the acquisition date at $10.00 per share. The pro forma adjustments assume these proceeds were raised as of December 31, 2006.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from April 28, 2006 (Date of Inception) through December 31, 2006.
(G) As reported in our December 31, 2006 Annual Report on Form 10-K.
(H) Amounts represent the estimated operations of the Southpointe property for the period from April 28, 2006 (Date of Inception) through December 31, 2006.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(I) Amounts represent the estimated operations of the Crawfordsville property for the period from April 28, 2006 (Date of Inception) through December 31, 2006.
(J) Amounts represent the estimated operations of the Gallery property for the period from April 28, 2006 (Date of Inception) through December 31, 2006.
(K) Amounts represent the estimated operations of the Lenox property for the period from April 28, 2006 (Date of Inception) through December 31, 2006.
(L) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 3 and 114 months. Amortization expense on the identified intangible assets excluding, above and below market leases, is recognized using the straight-line method over an estimated useful life between 3 and 234 months.
The amounts allocated to above market leases are included in the identified intangible assets and below market lease values are included in identified intangible liabilities in the accompanying unaudited pro forma condensed consolidated balance sheet and are amortized to rental income over the weighted-average remaining term of the acquired leases with each property. Pro forma amortization of above and below market leases amortized to rental income for the period from April 28, 2006 (Date of Inception) through December 31, 2006 is $(16,112), $0, $6,952 and $0 for the Southpointe property, Crawfordsville property, Gallery property and Lenox property, respectively.
The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
(M) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. Historical rates varied between 2.25% and 6.0%. As a result, the pro forma amount shown is reflective of our current advisory agreement.
(N) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. At the time of acquisition of each property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee is reflected for the period from April 28, 2006 (Date of Inception) through December 31, 2006 of $90,424, $42,553, $56,875 and $119,435 for the Southpointe property, Crawfordsville property, Gallery property and Lenox property, respectively.
(O) We financed the purchase of the Southpointe property using a 10-year, fixed rate, 6.113% per annum mortgage loan and a six month unsecured note. We financed the purchase of the Crawfordsville property using a 10-year, fixed rate, 6.123% per annum mortgage loan and a six month unsecured note. We financed the purchase of the Gallery property using a 10-year, fixed rate, 5.76% per annum mortgage loan and a six month unsecured note. We financed the purchase of the Lenox property using a 10-year, fixed rate, 5.88% per annum mortgage loan. We have repaid the six month unsecured notes from proceeds from our offering. As such, amount represents interest expense, and the amortization of the corresponding debt issuance costs, for all properties on only the 10-year, fixed rate mortgage loans.
(P) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of each of the Southpointe, Crawfordsville, Gallery and Lenox properties. The calculation assumes the investments were acquired on April 28, 2006 (Date of Inception).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.
Date: May 29, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer